UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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CONSORTIUM SERVICE MANAGEMENT GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONSORTIUM SERVICE MANAGEMENT GROUP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on January 3, 2007

To the Shareholders of Consortium Service Management Group, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Consortium Service Management Group, Inc., a Texas corporation (the “Company”), will be held on January 3, 2007, at the OMNI Bayfront Tower located at 930 Shoreline Boulevard, Corpus Christi, Texas 78401 at the hour of 11:00 a.m., for the following purposes:

1.	To elect five directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.	To amend the Company’s Articles of Incorporation to increase the total number of authorized shares to 90,000,000 and the number of shares of common stock to 80,000,000;

3.	To amend the Company’s Articles of Incorporation to change the name of the Company to “CSMG Technologies, Inc.”;

4.	To approve an amendment to the Company’s 2003 Stock Option Plan to increase the number of shares available for grant under the plan to 3,300,000; and

5.	To ratify the appointment of Gary Skibicki, CPA, PC as the Company’s independent auditors for the 2006 fiscal year;

6.	To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

Only shareholders of record at the close of business on November 1, 2006, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors

Herman Hohauser
Executive Vice President and Secretary

This Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy are first being distributed on or about December 6, 2006.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting in person, please read this Proxy Statement and promptly vote your shares. You may vote your shares in person by attending the Annual Meeting or by signing and returning the form of proxy in the enclosed envelope. You may revoke your proxy at any time before it is voted, and, if you wish, you may attend the Annual Meeting and vote in person even if you have previously executed a proxy. If your shares are held in a brokerage account or by a trustee or nominee, you have the right to direct your broker, trustee or nominee how to vote your shares. However, you may not vote your shares in person at the Annual Meeting unless you obtain from the broker, trustee or nominee that holds your shares a “legal proxy” giving you the right to vote your shares at the Annual Meeting. Your broker, trustee or nominee has provided voting instructions for you to use in directing your broker, trustee or nominee how to vote your shares.

i

CONSORTIUM SERVICE MANAGEMENT GROUP, INC.
501 NORTH SHORELINE DRIVE, SUITE 701 NORTH
CORPUS CHRISTI, TX 78471
(512) 887-7546
www.ctum.com

Proxy Statement

December  6, 2006

The accompanying proxy is solicited on behalf of the Board of Directors of Consortium Service Management Group, Inc., a Texas corporation (referred to herein as “CSMG” or the “Company”), for use at the 2006 Annual Shareholders Meeting (the “Annual Meeting”) to be held at the OMNI Bayfront Tower located at 930 Shoreline Boulevard, Corpus Christi, Texas 78401 on Wednesday, January 3, 2007, at 11:00 a.m., local time. This Proxy Statement and the accompanying form of proxy card are being mailed on or about December 6, 2006 to shareholders of record. Our Annual Report on Form 10-KSB for fiscal year 2005 is enclosed with this Proxy Statement.

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

Voting

Each shareholder is entitled to one vote for each share of common stock the shareholder owns as of the Record Date, with respect to all matters presented at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors.

Record Date; List of Shareholders Entitled to Vote

Only shareholders of record at the close of business (5:00 p.m. Eastern Time) on November 1, 2006 (the “Record Date”) are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof. Shareholders of record will be entitled to one vote for each share of common stock held. For information regarding holders of more than 5% of the outstanding common stock, see “Principal Shareholders.”

A list of shareholders entitled to vote at the Annual Meeting will be available at the Company’s principal office, 501 North Shoreline Drive, Suite 701 North, Corpus Christi, Texas during business hours for ten days prior to the Annual Meeting for examination by any shareholder for any purpose germane to the Annual Meeting. This list will also be available for inspection at the Annual Meeting.

Shares Outstanding

At the close of business on the Record Date, there were 33,005,392 shares of common stock outstanding. The closing price of our common stock on the Record Date, as reported by the OTC Bulletin Board was $.56 per share.

Quorum; Effect of Abstentions and “Broker Non-Votes”

A majority of the shares of common stock outstanding on the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

If shareholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers’ shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of any of the proposals.

If a shareholder does not give a proxy to his/her broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against “routine” matters, such as the election of directors to our Board and the ratification of the Board’s selection of our independent registered public accounting firm. Brokers cannot vote on their customers’ behalf on “non-routine” proposals. These rules apply to us notwithstanding the fact that shares of our common stock are traded on the OTC Bulletin Board. If a broker votes shares that are unvoted by its customers for or against a “routine” proposal, these shares are counted for the purpose of establishing a quorum and will also be counted for the purpose of determining the outcome of such “routine” proposals. If a broker chooses to leave these shares unvoted, even on “routine” proposals, they will be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals.

Voting Rights; Required Vote

Holders of our common stock are entitled to one vote for each share held as of the Record Date. The effect of abstentions (i.e. if you or your broker mark “ABSTAIN” on a proxy card) and broker non-votes on the counting of votes for each proposal is described below. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients’ behalf on “non-routine” proposals. For the purpose of determining whether shareholders have approved a matter, abstentions are treated as shares present or represented and voting. Broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved a matter, though they are counted toward the presence of a quorum as discussed above.

The votes required to approve each proposal are as follows:

•
Election of Directors. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors. Abstentions and broker non-votes are not taken into account in determining the outcome of the election of directors.

•
Remaining Proposals. Approval of each of the remaining proposals requires the affirmative vote by holders of at least a majority of the shares of common stock who attend the meeting in person, or are represented at the meeting by proxy. Abstentions will have the effect of a vote against these proposals, while broker non-votes will not be taken into account in determining the outcome of the vote on these proposals.

The Board of Directors would like to have all shareholders represented at the meeting. Please complete, sign and return your proxy card in the enclosed return envelope, telephone the toll-free number listed on your proxy card, or use the Internet site listed on your proxy card.

Proxies solicited by the Board of Directors will be voted as directed. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors provided in this Proxy Statement.

Voting of Proxies

Most shareholders may have three options for submitting their votes: (1) via the Internet, (2) by telephone or (3) by mail. If you have Internet access, you may submit your proxy from any location in the world by following the “Vote by Internet” instructions on the proxy card. If you live in the United States or Canada, you may submit your proxy by following the “Vote by Telephone” instructions on the proxy card. If you complete and properly sign each proxy card you receive and return it in the enclosed envelope to us, it will be voted in accordance with the specifications made on the proxy card. If no specification is made on a signed and returned proxy card, the shares represented by the proxy will be voted “FOR” each proposal, including “FOR” the election to the Board of each of the nominees named on the proxy card, “FOR” the amendments our Articles of Incorporation to increase the number of authorized shares of common stock and to change our name, “FOR” the amendment to or 2003 Stock Option Plan, “FOR” the ratification of the Board’s selection of our independent auditors for fiscal 2006, and “FOR” any other matter that may be properly brought before the meeting. We encourage shareholders with Internet access to record your vote on the Internet or, alternatively, to vote by telephone. Internet and telephone voting is convenient, saves on postage and mailing costs, and is recorded immediately, minimizing risk that postal delays may cause your vote to arrive late and therefore not be counted. If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast at the in person at the Annual Meeting.

Adjournment of Meeting

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies for the meeting. After the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, facsimile, e-mail or in person. After the original mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy cards and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so.

Revocability of Proxies

Any person signing a proxy card in the form accompanying this Proxy Statement has the power to revoke it at any time before it is voted. A proxy may be revoked by signing and returning a proxy card with a later date, by delivering a written notice of revocation to the company, 501 North Shoreline Drive, Suite 701 North, Corpus Christi, Texas 78471, Attention: Mr. Herman Hohauser, Executive Vice President, or by attending the meeting and voting in person. The mere presence at the Annual Meeting of a shareholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a shareholder’s shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the meeting, the shareholder must bring to the meeting a letter from the broker, bank or other nominee confirming the shareholder’s beneficial ownership of the common stock and that the broker, bank or other nominee is not voting the shares at the Annual Meeting. In the event of multiple online or telephone votes by a shareholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the shareholder unless such vote is revoked in person at the meeting according to the revocability instructions outlined above.

ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

  PROPOSAL 1. ELECTION OF DIRECTORS

The directors to be elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. Proxies not marked to the contrary will be voted “FOR” the election to the Board of Directors of the following five persons, all of whom are incumbent directors. All nominees were elected as directors at the 2005 Annual Meeting.

The following table sets forth information concerning the nominees:

Name	Age	Position	Director Since
Donald S. Robbins	62	Chairman of the Board of Directors, President and Chief Executive Officer	1992
Esmeralda G. Robbins	62	Director	1992
Conrad Derdeyn	72	Director	2003
K. Bruce Jones	65	Chief Financial Officer and Director	2005
Robert Jay Machen	74	Director	2003

  Biographical Information about Nominees

Donald S. Robbins, Chairman of the Board of Directors, President and Chief Executive Officer. Mr. Robbins is a founder of our company and currently serves as President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Robbins has been instrumental in developing relationships with the company’s foreign and domestic partners and oversees the management of the company, as well as any new technology acquisitions, evaluation and investment. These acquisitions have included state of the art technologies, such as Live Soft Biological Tissue Bonding for humans and animals and CO2 separation technologies for landfill gas and anaerobic animal waste processing. Prior to founding our company, Mr. Robbins gained extensive experience in the financial services and insurance industries, where he held numerous licenses such as Registered Investment Advisor and Registered Principal. He was nationally recognized in the financial services industry and has lectured in public seminars as well as industry related symposiums. During his 22 years in the financial services industry, Mr. Robbins has received over 140 awards and honors including numerous “Man of the Year” awards from multinational financial service and insurance companies. Mr. Robbins is also President and CEO of Live Tissue Connect, Inc. and Chairman and CEO of Anaerobic Farm Waste, Inc., both of which are subsidiaries of our company. Mr. Robbins is on the Supervisory Council of United Engineering Company and serves as a foreign member of the International Association of Welding of the E. O. Paton Institute of Electric Welding National Academy of Sciences of Ukraine. He devotes all his time to the affairs of our company. Mr. Robbins is the spouse of Esmeralda G. Robbins, the chairman of our board of directors.

Esmeralda G. Robbins, Director. From 1979 to 1993 Mrs. Robbins worked as Product Consultant and Salon Coordinator for Corpus Christi Beauty Supply, a family owned business that covered a 500-mile radius. Mrs. Robbins consulted boutiques, beauty, and barber salons providing the equipment and products necessary for them to start a new salon. Working with furniture manufacturers and product technicians, she also coordinated large-scale seminars to introduce shop owners and their employees to new products and ideas to improve and update their services. Mrs. Robbins would also oversee the day-to-day operations of the business along with other family members. In 1993 the business was closed due to the declining health of elder family members. Mrs. Robbins is an original founder of Consortium Service Management Group and was Chairman of the Board from 1992 to 2005. She is the spouse of Donald S. Robbins, president of the company.

Conrad Derdeyn, director. Mr. Derdeyn has degrees in civil engineering from the University of Texas at Austin. In addition to being employed from 1963 to 2002 by Caterpillar, Inc., and its affiliated companies, which are leading manufacturers of heavy earthmoving, mining, pipeline and construction equipment, he served from 1956 to 1994 in the Transportation Corps of the U.S. Army Reserves, retiring with the rank of colonel. His positions with Caterpillar and its affiliates were Manager, Special Projects (1963-1965); Construction Market engineer for mines, pipelines and dams (1965-1969); Supervisor, Heavy Construction (1969-1970); Manager of Pipeline Market Sales, Finning Tractor, Vancouver, B.C. (1970-1972); Marketing Engineer, Peoria, Illinois (1972-1973); Area Director, Caterpillar Overseas, Madrid, Spain (1973-1975); Sales Manager, Caterpillar Brazil, San Paulo Brazil (1975-1979); Manager of CONEXDO 1981, a worldwide construction industry exposition held every six years (1980-1981); Manager, Caterpillar, Inc.’s Southwest Division (1981-1983); District Manager, Caterpillar, Inc.’s Gulf Coast Area (1982-1999); and Manager, Caterpillar, Inc.’s Pipeline Division (1998-2002).

K. Bruce Jones, Chief Financial Officer and director. Mr. Jones holds a BA and an MBA degree from Emory University. Mr. Jones has been employed since 1994 as the owner of K. Bruce Jones & Associates, Inc. of Marietta, Georgia, an investment banking and consulting company for startup and early-stage companies. From 1987 until 1992 he was employed by Gateway Investment Advisers of Cincinnati, Ohio as Senior Vice President of Marketing and Sales with additional duties in product design.

Robert Jay Machen, director. Mr. Machen, a graduate of Auburn University, is a civil engineer. After several years early experience in building dams and bridges, he was employed from 1964 to August 1997 by McDermott International, Inc., a New Orleans-based energy services company serving the energy and power industry. He held positions as vice president and general manager for fabrication of off-shore installations in the Gulf of Mexico, the British North Sea and the Western Hemisphere outside the U.S. He also held positions as Senior Vice President for Government Relations in Washington, D.C. and as the Senior Vice President and Chief Representative for corporate sales efforts in Russia, China, Taiwan and Hong Kong. From October 1997 to the present he has acted as a director and adviser to MODEC International of Houston, Texas, a leading provider of floating production and storage systems and platforms on legs to the offshore petroleum industry around the world.

  Executive Officers

In addition to Messrs. Robbins and Jones, the following individual serves as an executive officer:

Herman Hohauser, Esq., age 65, Executive Vice President and Secretary. Mr. Hohauser received his BEE degree from the University of Florida in 1962 and his JD degree from Washington College of Law in 1971. He is a practicing lawyer and business consultant to small businesses. Mr. Hohauser served as corporate counsel to the company and consultant prior to becoming executive vice president in February 2005. He assists Mr. Robbins with day-to-day operations and expanding the company’s business opportunities. From 1978 to 2005, he engaged in the practice of law specializing in intellectual property matters including patent prosecution, licensing, structuring of business arrangements, and technology transfer. He was employed by the U.S. Patent and Trademark Office from 1965 to 1978 as a patent examiner. He attained the level of Primary Examiner in the electrical arts having the authority to grant or deny patent applications. He served as chairman of the EEO Committee and recruited for the Office at universities.

  Information about the Board of Directors, Committees of the Board, and Executive Officers

The Board of Directors held six meetings in 2005, three of which were conducted by telephone conference call. All directors attended at least 75% of the total number of Board meetings and of the meetings of committees on which they served. The Board of Directors has determined that Messrs. Derdeyn and Machen are independent within the meaning of SEC standards for director independence. Directors are expected to attend the Annual Meeting of Shareholders.

Shareholders may contact the Board of Directors by mail addressed to the entire Board of Directors, or to one or more individual directors, at 501 North Shoreline Drive, Suite 701 North, Corpus Christi, Texas 78471, Attn: Secretary. All communications directed to the Board of Directors or individual directors in this manner will be relayed to the intended recipients.

The Board of Directors has no standing committees. We are not required to have an independent audit committee. Accordingly, the Board of Directors has determined that audit committee functions would be performed by the entire Board of Directors.

Directors’ Fees

Directors of the company receive no compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1.

  PROPOSAL 2. AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES

The Board proposes amending our Articles of Incorporation to increase the total number of authorized shares to 90,000,000 and the number of authorized shares of common stock to 80,000,000.

The Board determined that the amendment is in the best interests of the company and our shareholders and recommends approval by the shareholders. If the proposed amendment is approved by the shareholders, the Board currently intends to file, with the Secretary of State of the State of Texas, an Amended and Restated Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) reflecting the amendment as soon as practicable following shareholder approval.

Our Articles of Incorporation currently authorizes us to issue up to 50,000,000 shares of capital stock, consisting of 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. An increase in the number of authorized shares of our common stock to 80,000,000 shares will increase our total capitalization to 90,000,000 shares.

Of the 40,000,000 shares of common stock currently authorized, as of the close of business on November 1, 2006, there were 33,005,392 shares issued and outstanding.

From inception, we have funded our operations primarily through the issuance of common stock and securities convertible into common stock. We will continue to need future funding from time-to-time. Furthermore, we are continually seeking acquisitions and other business combinations, which often involve the issuance of common stock.

The Board of Directors believes that the proposed increase in the number of shares of common stock is important to facilitate our efforts to raise additional capital to fund our research and development, to expand our commercial operations and to allow for greater flexibility in entering into possible future business combinations. The Board has proposed this increase in authorized shares of common stock to ensure that we have sufficient shares available for general corporate purposes, including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate and other partners, providing equity incentives to employees, and payments of stock dividends, stock splits or other recapitalizations. In particular, we believe that in order to fully commercialize our product candidates and technologies, we will need additional funding in the future. This funding may be obtained through, among other alternatives, public or private issuance of equity or equity linked debt. In order to be positioned timely to take full advantage of market and other conditions suitable for equity related financings, the Board of Directors believes that we should increase the number of our authorized shares of common stock.

We have executed a letter of intent for a firm commitment underwriting for our majority-owned subsidiary, Live Tissue Connect, Inc. However, as of the date of this proxy statement, we have not made a determination to issue additional equity of our company in the near future, but we intend to evaluate available alternatives for funding from time-to-time to fully exploit our products, product candidates and technologies. Any decision to issue equity, including any equity authorized by the proposed increase in authorized shares of common stock, will depend on, among other things, our evaluation of our funding needs, developments in the testing and commercialization of our products, product candidates and technologies, current and expected future market conditions and other factors.

As is the case with the current authorized but unissued shares of common stock, the additional shares authorized by this proposed amendment could be issued upon approval by the Board of Directors without further vote of our shareholders. Under our Articles of Incorporation, shareholders do not have preemptive rights to subscribe to additional securities that we may issue, which means that current shareholders do not have a prior right to purchase any new issue of common stock to maintain their proportionate ownership interest. In addition, if we issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance would have a dilutive effect on current shareholders’ voting power and could have a dilutive effect on the earnings per share of our currently outstanding shares of common stock.

The proposed amendment to our Articles of Incorporation could, under certain circumstances, have an anti-takeover effect. The proposed increase in the number of authorized shares of common stock may discourage or make it more difficult to effect a change in control of our company. For example, we could issue additional shares to dilute the stock ownership or voting power of persons seeking to gain control of the company. However, it is not currently our intention, nor the intention of our Board of Directors, to utilize the increased number of authorized shares for anti-takeover purposes.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES TO 90,000,000 AND THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 80,000,000.

  PROPOSAL 3. AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME

The Company will change its name from “Consortium Service Management Group, Inc.” to “CSMG Technologies, Inc.” because the Board has concluded that the name “Consortium Service Management Group, Inc.” has no bearing on the current business and that the name “CSMG Technologies, Inc.” more clearly reflects the Company’s new focus and future prospects and will help build a brand identity. Accordingly, our Board has concluded that is in the best interests of the Company and its shareholders to amend its charter to change its name to “CSMG Technologies, Inc.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO
“CSMG TECHNOLOGIES, INC.”

  PROPOSAL 4. AMENDMENT OF THE COMPANY’S 2003 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT

The Board of Directors has approved an amendment to the Company’s 2003 Stock Option Plan (the “Plan”) to increase the number of shares available for grant under the Plan to 3,300,000 shares. No other material changes to the Plan have been made by this amendment.

The Board of Directors recommended that we approve the amendment to the Plan because the Board of Directors believes that increasing the number of shares with respect to which options may be granted under the Plan is necessary to allow us to continue to utilize our stock to attract and retain the services of employees and directors, which is essential to our long-term growth and financial success. The Board of Directors believes that such equity incentives are necessary for us to remain competitive with regard to attracting and retaining qualified individuals and to more closely tie their interests to those of our shareholders.

A summary of the Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Plan.

•	Term of Plan: Ten years - until May 8, 2013.

•	Two types of options: (1) Incentive stock options, as defined under Section 422 of the Internal Revenue Code. (2) Nonqualified stock options.

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Persons eligible to receive incentive stock options: Employees, including officers and directors, employed by our company or any “parent corporation” of our company or any subsidiary company of our company. Payment of a director’s fee does not constitute “employment” by the company.

•	Persons eligible to receive nonqualified stock options: Employees, consultants and directors.

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Term of the options: Incentive and nonqualified stock options - up to but not to exceed ten years. However, should the grantee of an incentive stock option own more than ten percent of the company’s voting stock when the option is granted, the term of the incentive stock option cannot exceed five years.

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Exercise price of the options: For incentive stock options, not less than 100 percent of the fair market value of the common stock on the date of grant of the option. However, should the grantee own more than ten percent of the voting stock of the company, the exercise price cannot be less than 110 percent of the fair market value of the common stock on the date of the grant of the option. For nonqualified options, the exercise price can be any price set by the directors or its stock option committee. We are advised by tax counsel that an exercise price set at less than 30 percent of the fair market value of the common stock on the date of the grant might well be successfully challenged by the Internal Revenue Service as the receipt by the grantee of immediate compensation, taxable to the grantee at ordinary rates, and as the payment by the company of compensation, deductible from income.

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Income tax effects of incentive stock options: With one exception, there are no federal income tax effects, to the company or the grantees of the options- at the time the options are granted, or - at the time the options are exercised. A grantee’s tax basis in the option is the exercise price. When the shares purchased through exercise of the options are later sold, the grantee recognizes short-term or long-term capital gains or losses. The one exception is where the fair market value of shares obtained through exercise of incentive stock options exceeds $100,000 in any year; the excess fair market value over $100,000 is treated as a nonqualified stock option for federal income tax purposes.

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Income tax effects of nonqualified stock options: There are no federal income tax effects, to the company or the grantee of a nonqualified stock option, at the time the options are granted unless the exercise price is so substantially below the fair market value of the common stock on the date of the grant that the payment and receipt of compensation income is to be inferred. As stated earlier, tax counsel advises us that exercise prices below 30 percent of this fair market value may well be successfully so challenged by the Internal Revenue Service. At the time of the exercise of a nonqualified stock option, the grantee realizes ordinary compensation income equal to the difference between the fair market value of the stock acquired and the option price paid for the stock. And the company, to the same dollar extent, must recognize on its books the payment of compensation to the grantee. The grantee’s tax basis in the stock becomes the fair market value of the stock on the date the stock is purchased. When the stock is later sold, the grantee recognizes short-term or long-term capital gain or loss equal to the difference between the proceeds of the sale and the grantee’s tax basis in the stock.

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Termination of options: The stock options may terminate prior to the expiration date for exercise of the options in certain situations. The following limitations on the exercise of options under the Plan apply to all incentive options and, except to the extent waived by the stock option committee or the directors, to nonqualified options:

•	Termination of employment or of an optionee’s relationship as a consultant - the options must be exercised within 90 days.

•	Total and permanent disability resulting in termination of employment or status as a consultant - within twelve months from the date of termination.

•	Death of optionee - within twelve months from the date of death, the exercise of the options to be by the optionee’s estate.

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Transferability of the options: The options may not be sold, pledged, assigned or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

•	Persons subject today to the Plan: We have six full-time employees - four in the United States and two in Ukraine. We have five directors, two of whom are employees. We have two consultants.

As of November 1, 2006, no options had been granted or allocated pursuant to the amendment to the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE COMPANY’S 2003 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT TO 3,300,000 SHARES.

  PROPOSAL 5. RATIFICATION OF INDEPENDENT AUDITORS

Gary Skibicki, CPA, PC was the Company’s independent auditor for the 2005 fiscal year. The Board of Directors has appointed Gary Skibicki, CPA, PC to be the Company’s independent auditor for the fiscal year ending December 31, 2006, subject to ratification by the Company’s shareholders. A representative of Gary Skibicki, CPA, PC is expected to be present at the Meeting to respond to shareholders’ questions and will have the opportunity to make a statement if the representative so desires.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GARY SKIBICKI, CPA, PC AS THE COMPANY’S AUDITOR FOR THE 2006 FISCAL YEAR.

  EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the cash and non-cash compensation we paid for services rendered during the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, to Donald S. Robbins, our current President and Chief Executive Officer. No other executive officer’s compensation exceeded $100,000 in the fiscal year ended December 31, 2005.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation	All Other Compensation(1)
Name and Principal Position	Year	Salary	Bonus

Donald S. Robbins	2005	$10,606	-	-	-
President and Chief	2004	$138,170	-	-	(1)
Executive Officer	2003	$49,063	-	-	(1)
__________
(1) Consists of stock options that were to expire and were extended for an additional five years.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

The table below includes information regarding the value realized on option exercises and the market value of unexercised options held by our Chief Executive Officer during the year ended December 31, 2005.

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number Of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the- Money Options at FY-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Donald S. Robbins	425,000	$ 121,125	525,000	--	-	-

COMPLIANCE WITH SECTION 16(a) of the Exchange Act

Pursuant to Section 16 of the Securities Exchange Act of 1934, our directors and executive officers and beneficial owners of more than 10% of our common stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in our common stock and derivative securities. Based solely on a review of such reports provided to us and written representations from such persons regarding the necessity to file such reports, we are not aware of any failures to file reports or report transactions in a timely manner during the fiscal year ended December 31, 2005.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information concerning the beneficial ownership of common stock by (i) each person known by the company to be the owner of more than 5% of the outstanding common stock, (ii) each director, (iii) our Chief Executive Officer, and (iv) all directors and executive officers as a group. In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The calculation of the percentage owned is based on 33,005,392 shares outstanding on the Record Date.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares Owned
Donald S. Robbins 701 CCNB North Tower 500 North Shoreline Corpus Christi, TX 78471	2,201,904 (1), (2)	6.6%
Esmeralda G. Robbins 701 CCNB North Tower 500 North Shoreline Corpus Christi, TX 78471	300,000 (1)	1.0%
Conrad Derdeyn 11534 Spicewood Parkway Austin, TX 78750-2602	492,506 (3)	1.5%
K. Bruce Jones Building 22, Suite 300 610 Village Trace Marietta, GA 30067	727,993 (2)	2.2%
Robert Jay Machen 5327 Westerdale Drive Fulshear, TX 77441	1,477,195	4.5%
Gordon W. Allison 12205 Maple Ridge Road Oklahoma City, OK 73120	1,187,568 (2), (4)	3.6%
Herman Hohauser 6212 Berlee Drive Alexandria, VA 22312	260,000 (2)	*
All directors and executive officers as a group (7 persons)	6,647,184	21.7%
——————
* Represents less than 1% of the Company’s outstanding common stock.

(1)
Esmeralda G. Robbins and Donald S. Robbins are wife and husband, and each is deemed the beneficial owner of the shares beneficially owned by the other. The shares indicated as beneficially owned by each excludes the shares beneficially owned by the other.

(2)	Includes options that are presently exercisable to purchase the following number shares of common stock:

Mr. Robbins	525,000	Mr. Jones	200,000
Mr. Allison	525,000	Mr. Hohauser	100,000

(3)	Includes the right to convert promissory notes into 40,323 shares of common stock.

(4)	Based upon information provided to the Company by Mr. Allison in connection with the preparation of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

INDEPENDENT ACCOUNTANTS

The Board of Directors has appointed the accounting firm Gary Skibicki, CPA, PC as the independent registered public accounting firm for the fiscal year ending December 31, 2006. Shareholder ratification of the appointment is not required by our Articles of Incorporation, Bylaws or otherwise, but the Board has decided to ascertain the position of the shareholders on the appointment. The Board of Directors will reconsider the appointment if it is not ratified. The affirmative vote of a majority of the shares voted at the meeting is required for ratification.

One or more representatives of Gary Skibicki, CPA, PC is expected to attend the Annual Meeting and have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

AUDIT AND OTHER FEES

The Board of Directors reviewed all services performed by Gary Skibicki, CPA, PC for us in 2005, within and outside the scope of their quarterly and annual auditing function.

The aggregate fees billed by our independent auditors for each of the last two fiscal years are as follows:

	2005	2004
Audit Fees	$25,629	$15,520
Audit-Related Fees	$6,900	$6,700
Tax Fees	$-	$-
All Other Fees	$-	$-

Audit Fees for the last two fiscal years represent fees for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB reports or other services normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees for the last two fiscal years represent fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not categorized as “Audit Fees.”

Tax Fees represent fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees represent fees for products and services provided by our independent auditors other than the services reported in the other three categories.

OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice of Annual Meeting and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors’ proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying proxy will vote on those matters according to their best judgment.

EXPENSES

The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed proxy card and other materials, and the cost of soliciting proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone, fax and email by officers and other employees of the Company, but no additional compensation will be paid to such individuals.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Shareholder proposals that are intended to be presented at our next Annual Meeting of Shareholders must be received no later than September 5, 2007, in order for them to be included in the proxy statement and form of proxy relating to that meeting. If the date of our next meeting is changed by more than 30 calendar days from the date it is scheduled to be held under the our By-Laws, or if the proposal is to be presented at any meeting other than the next Annual Meeting of Shareholders, the proposal must be received at our principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

Shareholder proposals for business matters to be conducted at the meeting, including nominations of persons to serve as directors, but not to be considered for inclusion in our proxy statement and form of proxy relating to the 2006 Annual Meeting of Shareholders, must be received no later than October 22, 2007. Such proposals should be directed to the company’s Secretary at 501 North Shoreline Drive, Suite 701 North, Corpus Christi, Texas 78471.

AVAILABLE INFORMATION

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the SEC, including the financial statements, is being mailed to shareholders with this Proxy Statement. Additional copies can be obtained without charge by shareholders (including beneficial owners of common stock) upon written request to the company’s Secretary, 501 North Shoreline Drive, Suite 701 North, Corpus Christi, Texas 78471, or on the SEC’s website at www.sec.gov.

Proxy Solicited on Behalf of the Board of Directors
Of Consortium Service Management Group, Inc. the Annual Meeting of Stockholders
To Be Held At 11:00 A.M. On January 3, 2007

The shareholder of Consortium Service Management Group, Inc by signing this card hereby appoints Herman Hohauser proxies for this card, with full power of substitution, to vote on behalf of the shares of common stock of Consortium Service Management Group, Inc that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held on January 3, 2006, at 11:00 A.M. at the Omni Bayfront Tower 930 Shoreline Boulevard, Corpus Christi, Texas 78401, and any adjournments thereof.

This Proxy, when properly executed, will be voted by the Proxies in the manner designated below. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1,2,3,4,5,6.

1.	To elect five directors of the Company to serve until the next Annual Meeting of shareholders and until their successors are duly elected and qualified.
Directors Donald S Robbins, Esmeralda G Robbins, Conrad Derdeyn, K Bruce Jones, Robert Jay Machen

For All ☐     Against All ☐     Abstain ☐     ☐ To vote against an individual director please write the name on the line.

☐  FOR    ☐  AGAINST   ☐  ABSTAIN

2. To amend the company's Articles to Incorporation to increase the total number of authorized shares to 90,000,000 and the number of shares of common stock to 80,000,000.
☐  FOR    ☐  AGAINST    ☐  ABSTAIN

3. To amend the Company's Articles of Incorporation to change the name of the Company to "CSMG Technologies, Inc."
☐  FOR    ☐  AGAINST   ☐  ABSTAIN

4. To approve an amendment to the Company's 2003 Stock Option Plan to increase the number of shares available for grant under the plan to 3,300,000.
☐  FOR    ☐  AGAINST   ☐  ABSTAIN

5. To ratify the appointment of Gary Skibicki, CPA, PC as the Company's independent auditors for the 2006 fiscal year.
☐  FOR    ☐  AGAINST   ☐  ABSTAIN

6. To transact such other business as may properly come before the Meeting or any adjournment or postponement.
☐  FOR    ☐  AGAINST    ☐  ABSTAIN

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return this proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

Reverse side

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2,3,4,5,6. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

DATED:

(Print Full Name of Stockholder)

(Signature of Stockholder)

(Signature if held jointly)

Please date the proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Please sign the proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.